UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): August 6, 2019
_____________________
EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 5th Street, 7th Floor San Francisco, California 94103 (415) 692-7779
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	EB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 6, 2019, the Board of Directors (the “Board”) of Eventbrite, Inc. (the “Company”) appointed Charles “Lanny” Baker as the Company’s Chief Financial Officer and principal financial officer, effective as of September 3, 2019. Mr. Baker will assume the duties of our Chief Financial Officer and principal financial officer until such time as his successor is appointed, or until his earlier resignation or removal. Randy Befumo will continue as the Company’s Chief Financial Officer and principal financial officer through September 2, 2019, after which date he will remain employed by the Company as Chief Strategy Officer, as previously disclosed.
Mr. Baker, 52, previously served as chief financial officer of Yelp Inc., a technology platform for local business reviews, from May 2016 to August 2019. Prior to joining Yelp, Mr. Baker served as chief executive officer and president of ZipRealty, Inc., an online real estate brokerage and technology company, from September 2010 through March 2016. He also served as executive vice president and chief financial officer of ZipRealty from December 2008 to September 2010. ZipRealty was acquired by Realogy Holdings, Inc. in August 2014. From June 2007 to December 2008, Mr. Baker was an independent investor. From March 2005 to June 2007, he served as senior vice president and chief financial officer of Monster Worldwide, Inc., which operates the employment website monster.com. From 1993 to 2005, Mr. Baker held various positions at Salomon Brothers (subsequently Salomon Smith Barney, then Citigroup), including managing director in the Equity Research Department. Mr. Baker has served as a member of the board of directors of Leaf Group, a publicly-traded diversified consumer Internet company, since April 2019. Mr. Baker previously served on the board and chaired the audit and nominating and corporate governance committees of XO Group, Inc., a life stage consumer Internet and media company, from November 2005 to December 2018, when it was acquired by WeddingWire, Inc. He also served as a director and chairman of the audit committee of HomeAway, Inc., an online vacation rental company, from 2011 to December 2015, when it was acquired by Expedia, Inc. Mr. Baker holds a B.A. from Yale College.
There are no arrangements or understandings between Mr. Baker and any other persons pursuant to which he was selected as Chief Financial Officer of the Company. There are no family relationships between Mr. Baker and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.
On August 8, 2019, the Company entered into an employment offer letter (the “Offer Letter”) with Mr. Baker, which is attached as Exhibit 10.1 and incorporated herein by reference, establishing his compensation, as follows:
Base Salary. Mr. Baker’s annual base salary will be $375,000.
Equity Compensation. The Offer Letter provides that Mr. Baker will be granted a restricted stock unit award covering $5 million of the Company’s Class A common stock (the “RSUs”), which will vest over four years, with 25% of the RSUs vesting on November 1, 2020 and the remainder vesting over the following three years. The Offer Letter also provides that Mr. Baker will be granted an option to purchase $5 million of the Company’s Class A common stock (the “Option,” and together with the RSUs, the “Equity Awards”), which will vest over four years, with 25% of the shares subject to the Option vesting after his first year of employment, and the remainder vesting over the following three years.
The Equity Awards will be granted pursuant to, and in accordance with the terms and conditions of, the Company’s 2018 Stock Option and Incentive Plan (the “Plan”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”). The exercise price of the Option will be the closing price of the Company’s Class A common stock as reported on the New York Stock Exchange on the effective date of the grant, representing the fair market value of the Company’s Class A common stock on the date of grant as determined under the terms of the Plan.

Mr. Baker will also be eligible to participate in the Company's Senior Executive Cash Incentive Bonus Plan, previously filed with the SEC.
Severance and Indemnification Arrangements. Mr. Baker has also entered into the Company’s standard form of Indemnification Agreement and Executive Severance and Change in Control Agreement, both of which have been previously filed with the SEC.
The foregoing is only a brief description of the Offer Letter, Equity Awards, Senior Executive Cash Incentive Bonus Plan, Indemnification Agreement and Executive Severance and Chance in Control Agreement, does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, Equity Awards, Senior Executive Cash Incentive Bonus Plan, Indemnification Agreement and Executive Severance and Chance in Control Agreement.

Item 7.01	Regulation FD Disclosure
On August 8, 2019, the Company issued a press release regarding the appointment of Mr. Baker. A copy of the press release is attached as Exhibit 99.1 hereto.
The information furnished pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter, dated August 8, 2019, between the Registrant and Charles Baker.
99.1	Press Release, dated August 8, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2019	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer